EXHIBIT 10.29

The Quantum Group, Inc.

3420 Fairlane Farms Road, Suite C

Wellington, FL 33414

Tel: 561 798-9800 Fax: 561 296-3456

Email: xxxxxxx@xxxxxxxxxx

October 23, 2007

FINANCING AGREEMENT

Issuer:

The Quantum Group Inc. (“QNTM” or the “Company”).

Purchasers:

High Capital Funding, LLC, a Delaware limited liability company  with its registered office in Wilmington, DE (“Lead Lender”), and other persons (collectively, “Lenders”).

Notes:

An aggregate of $357,141 face amount of  two-year Notes, as set forth on the signature page herein.  The aggregate purchase amount of the Notes is $250,000. The Purchasers agree that in the event the interest rate on the Notes exceeds any allowable interest rate under applicable state laws and regulations, the interest rate shall be automatically reduced to the extent necessary to comply with such laws and regulations.

Escrow:

All proceeds for the purchase of Notes shall be deposited in a non-interest bearing escrow account at CSC Trust Company of Delaware (Escrow Agent) and shall be released to the Company in their entirety upon the written instructions of the Lead Lender immediately upon the signing of this Financing Agreement.

Maturity Date:

The Company shall repay the principal amount of the Notes at the Maturity Date, which shall be October 23, 2009.  All payments of the Notes shall be made to the Escrow Agent at its offices at Little Falls Centre One, 2711 Centerville Road, Wilmington, Delaware 19808. In the event there is a default in the payment of the note (including the failure to make the prepayment required by the following section) interest shall become immediately due and payable at the rate of 3% per month or part thereof on the principal amount outstanding.

Prepayment:

The Company shall prepay the principal amount of the Notes at the closing of any public or private financing for which the Company receives gross proceeds of at least $10,000,000.

Expenses:

QTNM agrees to reimburse the Lead Lender for all out of pocket expenses related to issuance and sale of the Notes, provided that such expenses shall not exceed $5,000 without the prior written approval of the Company.

Transfer and Assignment:

Lenders shall have the right, subject to applicable securities laws, to transfer and/or assign any Notes.  Any purchaser, transferee or assignee of a Note is a “Holder” or collectively “Holders.”  Any reference in this Financing Agreement to “Lender” shall be deemed to include “Holder.”

Closing:

The Closing of this transaction shall take place when this Financing Agreement has been duly executed by the Company,

the Lead Lender, and each of the other Lenders, and the Lead Lender has instructed the Escrow Agent that the Further Documents (as defined in Binding Agreement below) have been executed by the Company.

Jurisdiction/Choice of Law:

All transaction documents shall be governed by and construed under the laws of the state of Delaware as applied to agreements entered into and to be performed entirely within the state of Delaware, without giving effect to principles of conflicts of law.  The parties irrevocably consent to the exclusive jurisdiction and venue of the state and federal courts located in Wilmington, Delaware in connection with any action relating to this transaction.  The Company and the Lenders hereby appoint the Escrow Agent to be their agent for the receipt of process in any action relating to this transaction.

Binding Agreement:

All parties executing this Financing Agreement, shall be legally bound by the above terms and shall execute such further documents (“Further Documents”), including without limitation the Note, and the Escrow Agreement, substantially in the forms of Exhibit A and Exhibit B attached hereto, respectively.  If there are any inconsistencies between this Financing Agreement (exclusive of Exhibits A & B) and any such Further Documents executed in connection with this transaction, the terms of this Financing Agreement shall govern.

This Financing Agreement may be signed in two or more counterparts, all of which taken together shall constitute an original.  Facsimile signatures shall be deemed to be original signatures.

The Quantum Group, Inc.

By:	/s/ Donald B. Cohen	Date:	October 23, 2007
Donald B. Cohen, CFO

Lender Signatures

Name and Address	Face Amount	Purchase Amount	Date

Lead Lender:
High Capital Funding, LLC	$238,094	$166,667	October 23, 2007

By:
David A. Rapaport, EVP & GC

333 Sandy Springs Circle, Suite 230 Atlanta, GA 30328 Tel: xxx xxx-xxxx Fax: xxx xxx-xxxx Email: xxxxxxxxxxxxxxxxx Tax I.D. No.: xx-xxxxxxx

RFJM Partners, LLC	$119,047	$83,333	October 23, 2007

By
Richard Friedman, Partner

685 Fifth Avenue, Ninth Floor New York, NY 10022 Tel: xxx xxx xxxx Fax: xxx xxx xxxx Email: xxxxxxx@xxxxxxxxxx Tax I.D. No.: xx-xxxxxxx

Exhibit A

THE QUANTUM GROUP, INC.

PROMISSORY NOTE

October 23, 2007

$238,094

FOR VALUE RECEIVED, The Quantum Group, Inc (“Quantum” or the “Borrower”) hereby acknowledges the receipt of One Hundred Sixty-Six Thousand Sixty-Seven and no/100ths dollars ($166,667.00) from High Capital Funding, LLC, a Delaware limited liability company (“Lead Lender” or “Holder” (as defined herein”))   No interest shall accrue during the term of this Note . In lieu of interest hereon, Borrower hereby promises to pay to Lead Lender the principal sum of Two Hundred Thirty-Eight Thousand Ninety-Four and no/100ths dollars ($238,094.00) as payment in full (the “Principal Payment” or “Principal”). This Promissory Note (the “Note”) is issued pursuant to that certain Financing Agreement, dated October 23, 2007 by and between Lead Lender and Borrower (the “Financing Agreement”).  This Note is subject to the terms and conditions of the Financing Agreement. To the extent that any of the terms specifically set forth in the Financing Agreement is inconsistent with the provisions of this Note specifically relating to such matters, the Financing Agreement shall govern with respect to such inconsistencies. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Financing Agreement.

1.

Maturity Date. The Principal Payment shall be due and payable on October 23, 2009.

2.

Prepayment.   Borrower shall prepay any or all amounts due under this Note at the closing of any public or private financing for which the Company receives gross proceeds of at least $10,000,000.

3.

Method of Payment.  Any payment hereunder shall be made by certified or bank cashier’s check unless Lead Lender has provided Borrower with appropriate wire instructions, in which event, the payment shall be made by wire transfer of “same day” funds.

4.

Default.  In the event of an occurrence of any event of default specified below, the Note Satisfaction Payment shall become immediately due and payable without notice, except as specified below:

(a)

Borrower files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state.

(b)

A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Borrower or of the whole or any substantial part of its properties, or approves a petition filed against Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the Untied States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction assumes custody or control of Borrower or of the whole or any substantial part of its properties; or there is commenced against Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if Borrower by any act indicates its consent to or approval of any such proceeding or petition.

(c)

If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against Borrower which by itself or together with all other such judgments rendered against Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $50,000, or (ii) there is any attachment or execution against Borrower’s properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against Borrower’s properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $50,000.

5.

Successors and Assigns.  The Note is transferable and assignable by Lead Lender or any subsequent assignee. All covenants, agreements and undertakings in the Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

6.

Notices.  Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number or email address listed on the signature page(s) of the Financing Agreement , or (iii) upon the first business day after deposit with an overnight courier for next morning delivery, or (iv) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid to the addresses set forth in the Financing Agreement.

Any party may change by notice the address to which notices to that party are to be addressed by notifying all of the other parties are provided above.

7.

Waiver/Amendment.  Borrower hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of the Note and consents to any extension or postponement of the time of payment or any other indulgence.  The Note may only be amended or modified by written agreement signed by Borrower and Holders.

8.

Expenses.  In any action or proceeding for breach of the Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action. In addition, Holder shall be entitled to recover from Lead Lender all reasonable costs of collection, including without limitation, legal fees and expenses incurred in any bankruptcy and/or state insolvency proceeding.

9.

Choice of Law.  The Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.  The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Note will be in any federal or state court in the state of Delaware having subject matter jurisdiction, and the parties hereby submit to the jurisdiction of that Court. Service of process in any action or proceeding brought in connection with this Note shall be made upon the Escrow Agent at the following address by any manner permitted by Delaware law:

CSC Trust Company of Delaware

Little Falls Centre One

2711 Centerville Road

Wilmington, DE 19008

WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS NOTE, BORROWER HEREBY (A) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF DELAWARE (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. SIGNATURE ON FOLLOWING PAGE

IN WITNESS WHEREOF, the Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of Borrower.

THE QUANTUM GROUP, INC.

By:

name & title

APPROVED AS TO FORM:

Borrower:

Lead Lender:

Exhibit B

LOAN ESCROW AGREEMENT

Loan Escrow Agreement (the “Escrow Agreement”) dated as of the effective date (the "Effective Date”) set forth on schedule 1 attached hereto ("Schedule 1") by and among the Borrower identified on Schedule 1 (the "Borrower"), the Lenders identified on  Schedule 1 (the "Depositor") and CSC Trust Company of Delaware, as escrow agent hereunder  (the "Escrow Agent").

WHEREAS, the Borrower and the Lenders have entered into that certain Financing Agreement dated October 22, 2007 the (“Financing Agreement”).

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.

Appointment.  The Borrower and the Lenders hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.

Escrow Fund.  All funds received by the Borrower from the Lenders and all funds received by the Lenders from the Borrower in connection with the sale and repayment of the Notes (as defined in the Financing Agreement attached hereto as Exhibit A) shall be deposited with the Escrow Agent (the "Escrow Deposit") pursuant to wire transfer instructions as set forth on Schedule 2 attached hereto.  The Borrower shall send the orignal Notes to the Escrow Agent to be sent by the Escrow Agent to the Lenders promptly after the Offering Closing Date (as defined below).  The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

3.

Investment of Escrow Fund.  During the term of this Escrow Agreement, the Escrow Fund shall be held in a non interest bearing account by the Escrow Agent.  The Escrow Agent may earn compensation in the form of short-term interest on funds being held by the Escrow Agent prior to disbursement of the Escrow Fund as directed by the Lead Investor and/or the Borrower.

4.

Disposition and Termination.  The Lead Investor and the Borrower agree to jointly notify the Escrow Agent in writing of the closing date of the offering of the Notes (the “Offering Closing Date”). Upon receipt of such written notification the following procedure will take place.

(i)

The Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Borrower pursuant to written instructions from the Lead Investor and the Borrower.

(ii)

The signed Notes shall be sent via overnight courier to the Lenders at the addresses set forth on Schedule 1.

(iii)

If the Escrow Agent is not notified of the Offering Closing Date by 5:00 PM on October 26, 2007 the Escrow Deposits shall be returned to the Lenders in the amounts set forth on Schedule 1 in accordance with payment instructions provided to the Escrow Agent by the Lenders.

(iv)

Upon the receipt of the principal payments of the Notes from the Borrower, the Escrow Agent shall promptly transmit the amount received to the Lenders.  If less than the full aggregate principal amount of the Notes is received by the Escrow Agent, such amounts shall be disbursed to the Lenders pro-rata to each Bridge Lender’s Repayment Amount, as set forth on Schedule 1.

Upon the earlier of delivery of the principal payment of the Notes by the Escrow Agent to the Lenders, or October 23, 2009, this Escrow Agreement shall terminate, subject to the provisions of Section 9.

5.

Agent for Service of Process.  As set forth in the Financing Agreement, the service of any documents for commencement of any suit, action or proceeding relating to the Financing Agreement by and among any of the parties to this Escrow Agreement shall be upon the Escrow Agent in the manner provided in Section 11 herein.  Promptly upon receipt of any such documents the Escrow Agent shall telephonically notify the appropriate party or parties to the person listed to receive communications regarding wire transfers on Schedule 2 and shall transmit such documents to such party or parties via overnight courier.

6.

Escrow Agent.  The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement.  The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.  The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Borrower or the Lenders. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it.  The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.  In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.  Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

7.

Succession.  The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect.  The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.  Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated shall be the Escrow Agent under this Escrow Agreement without further act.

8.

Fees.  The Borrower and Lenders agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.  The Escrow Agent is authorized to deduct such fees from the Escrow Fund without prior authorization from the Borrower or Lenders.

9.

Indemnity.  The Borrower and the Lenders shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnitee, or (ii) its following any instructions or other directions from the Borrower or the Lead Investor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

10.

TINs. The Borrower and the Lenders each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1.  All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Borrower and the Lead Investor and reported by the recipient to the Internal Revenue Service or any other taxing authority.  Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution.  In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund in a non interest bearing account The Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

11.

Notices.  All communications hereunder shall be in writing and shall be deemed to be duly given and received:

(i)

upon delivery if delivered personally or upon confirmed transmittal if by facsimile or electronic transmission;

(ii)

on the next Business Day (as hereinafter defined) if sent by overnight courier; or

(iii)

four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 11, such communications shall be deemed to have been given on the date received by the Escrow Agent.  In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.  "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

12.

Security Procedures.  In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto (“Schedule 2”), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank.  The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

13.

Miscellaneous.  The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto.  Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties.  This Escrow Agreement shall be governed by and construed under the laws of the State of Delaware.  Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Delaware.  The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement.  No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control.  This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures shall be deemed to be original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

CSC Trust Company of Delaware
as Escrow Agent

By:

Borrower

The Quantum Group, Inc.

By:
Donald B. Cohen
Vice President, CFO

Lender 1 & Lead Investor

High Capital Funding, LLC

By:
David A. Rapaport, EVP & GC

Lender 2

RFJM Partners, LLC

By:

Richard Friedman, Partner

Schedule 1

Effective Date:

October 22, 2006

Name of Borrower:

The Quantum Group, Inc.

Borrower Notice Address:

3420 Fairlane Farms Road, Suite C

Wellington, FL 33414

Tel: xxx xxx-xxxx

Fax: xxx xxx-xxxx

Email: xxxxxxx@xxxxxxxxxx

Wire Confirmation Contact:

Donald Cohen

Tel: xxx xxx-xxxx

Fax: xxx xxx-xxxx

Email: xxxxxxx@xxxxxxxxxx

Borrower TIN:

xx-xxxxxxx

Lender 1 and Lead Investor:

High Capital Funding, LLC

Lender 1 Notice Address:

333 Sandy Springs Circle, Suite 230

Atlanta, GA 30328

Attn: David A. Rapaport, EVP & GC

Tel: xxx xxx-xxxx

Fax: xxx xxx-xxxx

Email: xxxxxxx@xxxxxxxxxx

Lender 1 TIN

xx-xxxxxxx

Escrow Deposit:

$166,667

Repayment Deposit

$238,094

Lender 2:

RFJM Partners, LLC

Lender 2 Notice Address:

685 Fifth Avenue, Ninth Floor

New York, NY, 10022

Attn: Richard Friedman or Jeff Markowitz

Tel: xxx xxx-xxxx

Fax: xxx xxx-xxxx

Email: xxxxxxx@xxxxxxxxxx

Lender 2 TIN

xx-xxxxxxx

Escrow Deposit:

$  83,333

Repayment Deposit

$119,047

Escrow Agent notice address:

CSC Trust Company of Delaware

2711 Centerville Road

One Little Falls Centre

Wilmington, DE 19808

Attention: Alan R. Halpern

Fax No.: xxx xxx-xxxx

Escrow Agent Wire Information:

PNC Bank

ABA# xxxxxxxx

Account Name: CSC Trust Company of Delaware

Account Number: xxxxxxxxxx

FFC: Quantum Group Escrow; xx-xxxx

Escrow Agent’s compensation:

See Appended Schedule 3

Schedule 2

Telephone Number(s) for Call-Backs and

Person(s) Designated to Confirm Funds Transfer Instructions

and to Receive Telephonic Notification of Service of Process

If to Borrower:

Name

Telephone Number

1.

Donald B. Cohen

xxx xxx-xxxx

2.

Donald B. Cohen

xxx xxx-xxxx (Cell)

3.

Noel J. Guillama

xxx xxx-xxxx (Cell)

If to High Capital Funding:

Name

Telephone Number

1.

David A. Rapaport

xxx xxx-xxxx

2.

David A. Rapaport (Cell)

xxx xxx-xxxx

3.

Fred A. Brasch

xxx xxx-xxxx

If to RFJM Partners, LLC:

Name

Telephone Number

1.

Richard Friedman

xxx xxx-xxxx

2.

Jeffrey Markowitz

xxx xxx-xxxx

Telephone call-backs shall be made to Borrower and Lead Investor if joint instructions are required pursuant to this Escrow Agreement.

Schedule 3*

Escrow Agent Fees:

$500.00 - set up fee payable in advance of the closing of the transaction

$3,000.00 – escrow agent fee payable in advance of the closing of the transaction and upon each subsequent annual anniversary date.

.

TRANSACTION FEES:

Wire transfer of fund: $25.00/wire initiated

Checks Cut: $7.50/check cut

Securities Purchase (Buy and Sell): $50.00/transaction

Returned Check: $30.00/returned item

Out-of-pocket expenses, fees and disbursements and services of an unanticipated or unexpected nature are not included in the above schedule.